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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 24, 2003
                                                         -----------------



                               GLYCOGENESYS, INC.
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               (Exact name of registrant as specified in charter)



            NEVADA                      0-26476                  33-0231238
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 (State or Other Jurisdiction         (Commission              (IRS Employer
      of Incorporation)               File Number)          Identification No.)


                31 St. James Avenue, Boston, Massachusetts 02116
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              (Address of principal executive officers) (Zip Code)

       Registrant's telephone number, including area code: (617) 422-0674
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)





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ITEM 5.  OTHER ITEMS

     On February 27, 2003, GlycoGenesys, Inc. (the "Company") issued a press release announcing the addition of Dr. Daniel Von Hoff to the Company's Scientific Advisory Board and the assumption of the position of Chairman of the Scientific Advisory Board by Dr. Bruce Zetter. A copy of the press release issued by the Company is attached hereto as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

     On March 3, 2003, the Company issued a press release announcing that Bradley J. Carver replaced Brian Hughes as Chairman of the Company's Board of Directors on an interim basis. Mr. Hughes resigned from the Board of Directors on February 24, 2003. A copy of the press release issued by the Company is attached hereto as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference.

ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTOR

     In a letter to Bradley J. Carver dated February 24, 2003, Brian Hughes submitted his resignation from the Board of Directors of the Company. Mr. Hughes expressed concern about the Company's ability to attract or retain a full team of scientific, medical and regulatory personnel. Mr. Hughes indicated an inability to convince the Board of Directors of changes he believed were necessary. A copy of Mr. Hughes letter is attached hereto as Exhibit 17.1 to this Form 8-K and is incorporated herein by reference.

     The Company does not disagree with Mr. Hughes as to the importance of attracting and retaining scientific, medical and regulatory personnel and has in fact attracted many experienced and highly qualified individuals. However, the views of other members of the Board of Directors and management as to the personnel necessary to best accomplish the Company's goals differed from those of Mr. Hughes. Other directors and management also differed with Mr. Hughes as to the number of full-time scientific management level positions necessary for the Company to fill at its current stage of development.

     Within the last six months, Dr. Daniel Von Hoff, an internationally recognized leader in clinical and preclinical cancer research, has joined the Company's Scientific Advisory Board; Dr. Bruce Zetter, an internationally recognized leader in clinical and preclinical cancer research, has assumed the position of Chairman of the Scientific Advisory Board; Michael Hanson, an industry veteran with 25 years management experience at Eli Lilly, joined the Company's Board of Directors; and Dr. Mark Staples, a 20 year veteran of the biotechnology industry, joined the Company as Vice President of Development and Manufacturing. In addition, the Company has brought in, as employees or consultants, individuals with significant experience in preclinical and toxicology matters and regulatory and legal matters. The Company has also recruited individuals at major academic medical centers to conduct work to better understand the mechanism of action of GCS-100.

     The Company believes it has been successful in attracting experienced and high quality individuals consistent with its needs and will be looking to selectively add individuals based on the Company's development needs as they progress.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

The following exhibits are filed as part of this Form 8-K.

Exhibit Number    Description
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17.1              Letter of Resignation of Brian Hughes dated February 24, 2003.
99.1              Press release dated February 27, 2003.
99.2              Press release dated March 3, 2003.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 3, 2002           By: /s/ Bradley J. Carver
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                                    Bradley J. Carver
                                    President and Chief Executive Officer